Exhibit 10.2

EXECUTION VERSION

FIRST AMENDMENT TO

SECOND AMENDED AND RESTATED CASH MANAGEMENT AGREEMENT

among

AMERICAN TOWER ASSET SUB, LLC

AMERICAN TOWER ASSET SUB II, LLC

AND ANY OTHER BORROWER OR BORROWERS THAT MAY BECOME A PARTY

THERETO as Borrowers,

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee for American

Tower Trust I Secured Tower Revenue Securities as Lender,

MIDLAND LOAN SERVICES, a DIVISION OF PNC BANK, NATIONAL ASSOCIATION,

as Servicer,

U.S. BANK NATIONAL ASSOCIATION, as Agent,

and

SPECTRASITE COMMUNICATIONS, LLC, as Manager

dated as of March 13, 2023

FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CASH

MANAGEMENT AGREEMENT

This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CASH AGREEMENT (this “Amendment”) is dated as of March 13, 2023, and entered into by and among AMERICAN TOWER ASSET SUB, LLC, AMERICAN TOWER ASSET SUB II, LLC, each a Delaware limited liability company (and together with any Additional Borrower that may become a party to the Cash Management Agreement by entering into a Loan Agreement Supplement, together with their successors and permitted assigns the “Borrowers”), U.S. BANK NATIONAL ASSOCIATION (“Agent”), U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor in interest to U.S. Bank National Association, as Trustee for American Tower Trust I Secured Tower Revenue Securities (“Lender”), MIDLAND LOAN SERVICES, a Division of PNC Bank, National Association (“Servicer”), and SPECTRASITE COMMUNICATIONS, LLC, a Delaware limited liability company (“Manager”).

RECITALS

WHEREAS, on March 29, 2018, the Borrowers, the Agent, U.S. Bank National Association, as lender, the Servicer and the Manager entered into that certain Second Amended and Restated Cash Management Agreement (the “Cash Management Agreement”), pursuant to which the initial Cash Management Agreement, dated as of May 4, 2007, was amended and restated;

WHEREAS, the Borrowers, the Agent, the Lender, the Servicer and the Manager have agreed to amend the Existing Cash Management Agreement as set forth herein.

NOW, THEREFORE, in consideration of the representations, warranties and covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.01    Definitions. All defined terms used herein and not defined herein shall have the meanings ascribed to such terms in the Cash Management Agreement, as amended hereby.

Section 1.02    Amendments to the Cash Management Agreement.

(a)      The parties hereto agree that the following definition in Section 1.01 of the Cash Management Agreement is hereby amended by (i) deleting the stricken text and (ii) inserting the text therein which is double underlined, in each case, in the place where such text appears below:

“Monthly Tenant Debt Service Coverage Ratio” means, as of the last day of any calendar month, (A) the excess of (i) the Annualized Run Rate Net Cash Flow for all Sites over (ii) the Non-Monthly Tenant Annualized Run Rate Revenue for all Non-Monthly Tenants divided by (B) the amount of interest, Servicing Fees, ~~and~~ Trustee Fees and Custodian Fees that the Borrowers will be required to pay over the succeeding twelve (12) months on the principal amount of the Loan (excluding any Post-ARD Additional Interest, interest on

Risk Retention Securities or Value Reduction Accrued Interest), determined without giving effect to any reduction in interest due to any Value Reduction Amount.

(b)      Clause (a) of Section 3.3 of the Cash Management Agreement is hereby amended by inserting the text therein which is double underlined, in each case, in the place where such text appears below:

(a)      At any time other than after the occurrence and during the continuance of an Event of Default, Agent shall allocate and deposit, as applicable, all Available Funds on deposit in the Central Account (other than Third-Party Receipts which shall be released to, and applied by, the Borrowers pursuant to Section 2.6) on each Due Date in the following amounts and order of priority:

(i)    first, and in the following order, to the Impositions and Insurance Reserve Sub Account, the Monthly Impositions and Insurance Amount, and then, if an Advance Rents Reserve Deposit Condition is continuing on such Due Date, to the Advance Rents Reserve Sub-Account, the Advance Rents Reserve Deposit for such Due Date,

(ii)    second, to the Lender all amounts then due and payable to the Lender under the Loan Agreement (other than principal and interest on the Loan), including any Additional Trust Fund Expenses,

(iii)    third, to the payment of accrued and unpaid interest due on the Component of the Loan corresponding to each Subclass of the Securities other than any Risk-Retention Securities (giving effect to any Value Reduction Amount then in effect, but excluding any Post-ARD Additional Interest and Value Reduction Accrued Interest), sequentially in order of alphabetical designation, and pro rata among any such Components of the same alphabetical designation, based on the aggregate amount of interest (excluding Post-ARD Additional Interest and Value Reduction Accrued Interest) payable on each such Component,

(iv)    fourth, to the Borrowers, an amount equal to the Monthly Operating Expense Amount for the next calendar month,

(v)    fifth, to the Manager, the accrued and unpaid Management Fee,

(vi)    sixth, to the Borrowers, the amount necessary to pay (A) Operating Expenses in excess of the Monthly Operating Expense Amount or Extraordinary Expenses, if any, and (B) if a Cash Trap Condition or Amortization Period is continuing on such Due Date, amounts necessary to exercise the AT&T Site Purchase Options (if the Manager, on behalf of the Borrowers, intends to exercise such options), in each case with the approval of the Lender, such approval not to be unreasonably withheld, conditioned or delayed,

(vii)    seventh, (A) if an Advance Rents Deposit Condition is continuing on such Due Date, to the Advance Rents Reserve Sub-Account, the Advance Rents

Catch-Up Reserve Deposit for such Due Date, or (B) if no Advance Rents Deposit Condition is continuing on such Due Date and the Advance Rents Required Deposit Amount for such Due Date is greater than zero, to the Advance Rents Reserve Sub-Account, the Advance Rents Required Deposit Amount for such Due Date,

(viii)    eighth, if a Cash Trap Condition is continuing on such Due Date and (A) such Due Date is not the Anticipated Repayment Date for any Component of the Loan (other than any Component of the Loan corresponding to Risk Retention Securities), (B) an Amortization Period is not then in effect (other than an Amortization Period pursuant to clause (ii) of the definition thereof with respect to any Component of the Loan corresponding to Risk Retention Securities) and (C) no Event of Default has occurred and is continuing, then the product of (1) any Available Funds remaining in the Central Account after deposits for items (i) through (vii) above have been paid and (2) the Cash Trap Percentage for such Due Date, will be deposited into the Cash Trap Reserve Sub-Account; provided that in the case of a Cash Trap Condition pursuant to clause (y) or (z) thereof, the aggregate amount of Available Funds deposited into the Cash Trap Reserve Sub-Account during such Cash Trap Condition shall not exceed the product of (1) the aggregate Allocated Loan Amount for all Mortgaged Sites and (2) the Cash Trap Percentage for such Due Date,

(ix)    ninth, if such Due Date is on or after the Anticipated Repayment Date for any Component of the Loan corresponding to any Subclass of Securities other than Risk Retention Securities and (A) an Amortization Period is not then in effect (other than an Amortization Period pursuant to clause (ii) of the definition thereof with respect to any Component of the Loan corresponding to Risk Retention Securities), (B) no Event of Default has occurred and is continuing, and (C) if the amount of Available Funds remaining in the Central Account after deposits for items (i) through (viii) above have been paid is sufficient to pay in full the Component Principal Balance of each such Component of the Loan having an Anticipated Repayment Date on such Due Date, then such remaining Available Funds will be applied to the payment of the Component Principal Balance of each such Component of the Loan sequentially in order of alphabetical designation of each such Component, and pro rata among any such Components of the same alphabetical designation, based on the Component Principal Balance of each such Component, in each case in an amount up to the Component Principal Balance of each such Component,

(x)    tenth, if such Due Date is during the continuation of an Amortization Period with respect to any Component of a Loan (other than an Amortization Period pursuant to clause (ii) of the definition thereof with respect to any Component of the Loan corresponding to Risk Retention Securities) or an Event of Default, any Available Funds remaining in the Central Account after deposits for items (i) through (ix) above have been paid any remaining amounts will be applied to the payment of the principal of such Component of the Loan then in an Amortization Period or all Components of the Loan corresponding to each Subclass of Securities other than Risk Retention Securities in the event of an Event of

Default, as applicable, sequentially in order of alphabetical designation of each such Component, and pro rata among any such Components of the same alphabetical designation, based on the Component Principal Balance of each such Component, in each case, in an amount up to the Component Principal Balance of each such Component,

(xi)    eleventh, if any Value Reduction Accrued Interest is outstanding, any Available Funds remaining in the Central Account after deposits for items (i) through (x) above have been paid will be applied to the payment of accrued and unpaid interest on the Components of the Loan corresponding to each Subclass of Securities other than Risk Retention Securities that was not paid as a consequence of a Value Reduction Amount (“Value Reduction Accrued Interest”), sequentially in order of alphabetical designation of such Components, and pro rata among such Components of the same alphabetical designation, based on the amount of Value Reduction Accrued Interest due and payable thereon,

(xii)    twelfth, any Available Funds remaining in the Central Account after deposits for items (i) through (xi) above have been paid will be applied to the payment of any Post-ARD Additional Interest accrued and unpaid on the Components of the Loan corresponding to each Subclass of Securities other than Risk Retention Securities, sequentially in order of alphabetical designation of such Components, and pro rata among such Components of the same alphabetical designation, based on the amount of Post-ARD Additional Interest due and payable thereon,

(xiii)    thirteenth, if a Title Defect Cash Flow Event exists with respect to any Mortgaged Site as of such Due Date, any Available Funds remaining in the Central Account after deposits for items (i) through (xii) above have been paid will be applied to the payment of the principal of all Components of the Loan corresponding to each Subclass of Securities other than Risk Retention Securities, sequentially in order of alphabetical designation of each such Component, and pro rata among any such Components of the same alphabetical designation, based on the Component Principal Balance of each such Component, in each case, in an amount up to the lesser of (x) the greater of (A) 125% of the Allocated Loan Amount with respect to such Mortgaged Site and (B) the amount of principal of such Components the repayment of which is necessary to cause the DSCR to be equal to the DSCR immediately prior to occurrence of such Title Defect Cash Flow Event and (y) the sum of the Component Principal Balances of each such Component,

(xiv)    fourteenth, to the payment of accrued and unpaid interest due on the Components of the Loan corresponding to any Risk Retention Securities (giving effect to any Value Reduction Amount then in effect, but excluding any Value Reduction Accrued Interest), sequentially in order of alphabetical designation, and pro rata among any such Components of the same alphabetical designation, based on the aggregate amount of interest (excluding Post-ARD Additional Interest and Value Reduction Accrued Interest) payable on each such Component,

(xv)    fifteenth, if such Due Date is the Anticipated Repayment Date for any Component of the Loan corresponding to any Risk Retention Securities and (A) an Amortization Period is not then in effect, (B) no Loan Event of Default has occurred and is continuing, and (C) if the amount of Available Funds remaining in the Central Account after deposits for items (i) through (xiv) above have been paid is sufficient to pay in full the Component Principal Balance of each such Component of the Loan having an Anticipated Repayment Date on such Due Date, then such remaining Available Funds will be applied to the payment of the Component Principal Balance of each such Component of the Loans pro rata, based on the Component Principal Balance of each such Component, in each case in an amount up to the Component Principal Balance of each such Component,

(xvi)    sixteenth, if such Due Date is during the continuation of an Amortization Period with respect to any Component of a Loan corresponding to Risk Retention Securities or a Loan Event of Default, any Available Funds remaining in the Central Account after deposits for items (i) through (xv) above have been paid will be applied to the payment of the principal of such Component of the Loan then in an Amortization Period or all Components of the Loan corresponding to Risk Retention Securities in the event of a Loan Event of Default, as applicable, pro rata among such Components based on the Component Principal Balance of each such Component, in each case, in an amount up to the Component Principal Balance of each such Component,

(xvii)    seventeenth, if any Value Reduction Accrued Interest with respect to any Component of the Loan corresponding to Risk Retention Securities is outstanding, any Available Funds remaining in the Central Account after deposits for items (i) through (xvi) above have been paid will be applied to the payment of accrued and unpaid Value Reduction Accrued Interest on such Components of the Loan pro rata among such Components based on the amount of Value Reduction Accrued Interest due and payable thereon, and

(xviii)    eighteenth, any remaining Available Funds will be distributed to, or at the direction of, the Borrowers.

Section 1.03    Reference to and Effect on Cash Management Agreement.

(a)      Upon the effectiveness hereof, on and after the date hereof, each reference in the Cash Management Agreement to “this Cash Management Agreement”, “hereunder”, “hereof” or words of like import referring to the Cash Management Agreement, and each reference in any other agreement to “the Cash Management Agreement”, “thereunder”, “thereof” or words of like import referring to the Cash Management Agreement, shall mean and be a reference to the Cash Management Agreement as amended hereby.

(b)      Except as specifically amended above, the Cash Management Agreement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.

(c)      The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party hereto under the Cash Management Agreement, or constitute a waiver of any provision of any other agreement.

Section 1.04    Effectiveness. This Amendment shall be effective upon delivery of executed signature pages by all parties hereto.

Section 1.05    Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.

Section 1.06    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Amendment shall not in any way be affected or impaired thereby.

Section 1.07    Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Amendment. The parties agree that this Amendment or any amendment hereto or any other document necessary for the consummation of the transaction contemplated by this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, Title 15, United States Code, Sections 7001 et seq., the Uniform Electronic Transaction Act and any applicable state law. Electronic signature shall mean any electronic symbol or process attached to, or associated with, a contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record and shall be the same as handwritten signatures for the purposes of validity, enforceability and admissibility. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrowers, the Lender, the Manager, the Agent and the Servicer have caused this Amendment to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

BORROWERS:

AMERICAN TOWER ASSET SUB, LLC

By:	/s/ Rodney M. Smith
Name: Rodney M. Smith
Title: Executive Vice President, Chief Financial Officer and Treasurer

AMERICAN TOWER ASSET SUB II, LLC

By:	/s/ Rodney M. Smith
Name: Rodney M. Smith
Title: Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment to

Second Amendment and Restated Cash Management Agreement

LENDER:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

Signature Page to Amendment to

Second Amendment and Restated Cash Management Agreement

MANAGER:

SPECTRASITE COMMUNICATIONS, LLC

By: SpectraSite, LLC, its sole manager

By: American Tower Corporation, its sole manager

By:	/s/ Rodney M. Smith
Name: Rodney M. Smith
Title: Executive Vice President, Chief Financial Officer and Treasurer

Signature Page to Amendment to

Second Amendment and Restated Cash Management Agreement

AGENT:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Christopher J. Nuxoll
Name: Christopher J. Nuxoll
Title: Vice President

Signature Page to Amendment to

Second Amendment and Restated Cash Management Agreement

SERVICER:

MIDLAND LOAN SERVICES, a Division of PNC Bank, National Association

By:	/s/ David A. Eckels
Name: David A. Eckels
Title: Senior Vice President

Signature Page to Amendment to

Second Amendment and Restated Cash Management Agreement